Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,128,552.66
Previously Paid Amount	172.85
Total Fee Amount	172.78
Total Offset Amount	0.00
Net Fee	$ 0.00